Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

Note 7 - Income Taxes

The Company recognizes deferred income tax liabilities and assets for the expected future tax consequences of events that have been recognized in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the differences between the financial statement carrying amounts and the tax basis of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

The components of the Company's reconciliation of income taxes computed at the statutory rate of 21% to the income tax amount recorded as of the years ended December 31, 2025 and 2024, are as follows:

	December 31, 2025	Rate	December 31, 2024	Rate
Net Loss Before Taxes	(892,877)	100%	(69,372)	100%
Tax benefit at federal statutory rate	(187,504)	(21)%	(14,568)	(21)%
State income taxes, net of federal benefit	—	0.0%	—	0.0%
Change in valuation allowance	187,504	21%	14,568	21%
Provision from Income Taxes	—	0.0%	—	0.0%

	December 31, 2025	Rate	December 31, 2024	Rate
Deferred Tax Asset	187,504	21%	14,568	21%
Less Valuation Allowance	(187,504)	(21)%	(14,568)	(21)%
Net Deferred Tax Asset	—	0.0%	—	0.0%

As of December 31, 2025, the components of the deferred tax asset related to net loss. Due to uncertainties surrounding the Company’s ability to generate future U.S. taxable income to realize these assets, a full valuation allowance has been established to offset the net U.S. deferred tax asset as of December 31, 2025.